Exhibit 10.ii.a

AMENDMENT TO MASTER SERVICES AGREEMENT

This AMENDMENT TO MASTER SERVICES AGREEMENT (the “Amendment”) is entered into on this              day of December, 2009 (the “Effective Date”) by and between Cargill, Incorporated, a Delaware corporation (“Cargill”) and The Mosaic Company, a Delaware corporation (“Mosaic”).

WITNESSETH:

WHEREAS, Cargill and Mosaic are parties to that certain Master Services Agreement dated December 29, 2006 (the “Agreement”);

WHEREAS, the parties desire to amend the Agreement to extend the term; and

WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein will have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

1.	Section 3 of the Agreement is hereby revised to provide that the term of the Agreement is extended until December 31, 2010.

2.	Except as expressly provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed by their respective duly authorized representatives as of the day and year first above written.

CARGILL, INCORPORATED

By:

Name:

Title:

THE MOSAIC COMPANY

By:

Name:

Title: